UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2026

MOUNTAIN LAKE ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43075	98-1891915
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

930 Tahoe Blvd STE 802 PMB 45

Incline Village, NV 89451

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (775) 204-1489

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	MLAAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	MLAA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	MLAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, in April 2026, Mountain Lake Acquisition Corp. II, a special purpose acquisition company (“MLAC II” or the “Company”) entered into a non-binding letter of intent to enter into a business combination with Terra Quantum AG (“Terra Quantum”). While MLAC II and Terra Quantum may continue discussions relating to a potential business combination, the exclusivity provisions of the non-binding letter of intent have expired. As a result, MLAC II may also enter into discussions with other companies regarding a potential business combination.

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to possible business combinations (including a potential business combination between MLAC II and Terra Quantum), including statements regarding discussions with targets relating to a proposed business combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “positions,” “enables” and similar expressions (including the negative versions of such words or expressions). These forward-looking statements are based on the Company’s current expectations about future events, as well as assumptions made by, and information currently available to the Company. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by this paragraph. Readers are cautioned not to put undue reliance on forward-looking statements, and MLAC II assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements (including whether discussions between MLAC II and Terra Quantum cease), whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOUNTAIN LAKE ACQUISITION CORP. II

Date: May 26, 2026	By:	/s/ Paul Grinberg
		Name:	Paul Grinberg
		Title:	Chief Executive Officer

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